UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	December 31, 2014

Long Short Fund

Goldman Sachs Long Short Fund

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	2

Portfolio Management Discussion and Performance Summaries	3

Schedule of Investments	10

Financial Statements	14

Financial Highlights	18

Notes to Financial Statements	20

Report of Independent Registered Accounting Firm	33

Other Information	34

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS LONG SHORT FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectus.

The Goldman Sachs Long Short Fund invests primarily in the global equity markets, with a focus on securities listed on North American and European exchanges, through the use of long and/or short positions. The Fund may also invest in global fixed income, commodity and currency instruments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions. The securities of mid-and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Fund’s fixed income investments are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Derivative instruments (including swaps and forward foreign currency transactions) may involve a high degree of financial risk. These risks include the risk that small movements in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risk of default by a counterparty; and liquidity risk. The Fund is subject to the risks associated with short selling of securities, which involves leverage of the Fund’s assets and presents various other risks. The Fund may be obligated to cover its short position at a higher price than the short price, resulting in a loss. Losses on short sales are potentially unlimited as a loss occurs when the value of a security sold short increases. The Fund’s borrowing and use of derivatives result in leverage, which can make the Fund more volatile. The Fund’s investments in other investment companies (including exchange-traded funds) subject it to additional expenses. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. Different investment styles tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. Certain shareholders, including clients or affiliates of the investment adviser, may from time to time own or control a significant percentage of the Fund’s shares. Redemptions by these shareholders of their shares of the Fund may impact the Fund’s liquidity and NAV. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The investment program of the Fund is speculative, entails substantial risks and includes alternative investment techniques not employed by traditional mutual funds. The Fund should not be relied upon as a complete investment program. The Fund’s investment techniques (if they do not perform as designed) may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested, and there can be no assurance that the investment objective of the Fund will be achieved.

GOLDMAN SACHS LONG SHORT FUND

What Differentiates Goldman Sachs’ Long Short Fund Investment Process?

The Fund seeks long-term growth of capital. We pursue potentially attractive risk-adjusted returns through stock selection, market insights, and risk management. Investment ideas are generated from the deep industry knowledge of the GS Investment Strategies (“GSIS”) team and the top-down views of the team’s leadership. Deep fundamental bottom-up research is at the core of every investment in the Fund. Our team-based and opportunistic approach seeks to drive allocations to attractive investment opportunities.

■	The Fund pursues high conviction investments in global equity markets, focusing on North America and Europe. Investment ideas are generated through fundamental, bottom up research, and generally based on secular changes that will positively or negatively impact companies.

■	We seek to identify idiosyncratic investments with asymmetric risk/return profiles and identifiable catalysts.

■	The Fund actively hedges the portfolio’s long positions against security specific and sector risk. We also dynamically adjusts the Fund’s exposure to the broad equity markets, seeking to be less exposed to broader equity market moves.

■	Our investment team has a long history extending back four decades and has managed a global long/short strategy since 2008. The team has a global footprint with offices in New York, London, Hong Kong, Tokyo and Bangalore.

GS Investment Strategies, LLC, the investment manager of the Fund, is a US-registered investment adviser and is a wholly-owned subsidiary of The Goldman Sachs Group, Inc.

PORTFOLIO RESULTS

Goldman Sachs Long Short Fund

Investment Objective And Principal Strategy

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the GS Investment Strategies (“GSIS”) Team (the “Team”) discusses the Goldman Sachs Long Short Fund’s (the “Fund”) performance and positioning from its inception on September 30, 2014 through December 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Class IR and Class R Shares generated cumulative total returns of 1.70%, 1.50%, 1.80%, 1.80% and 1.60%, respectively. These returns compare to the 0.06% cumulative total return of the Fund’s primary benchmark, the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index (the “Index”) during the same time period.

References to the Fund’s benchmark and to other indices mentioned herein are for informational purposes only, and unless otherwise noted, are not an indication of how the Fund is managed. The use of the Index as the Fund’s primary benchmark does not imply the Fund is being managed like cash and does not imply low risk or low volatility.

Q	What economic and market factors most influenced the financial markets as a whole during the Reporting Period?

A	During the Reporting Period, global equity markets generated positive returns, led by U.S. equities, amid an accelerating economic recovery in the U.S., strong corporate earnings growth and the Federal Reserve’s (the “Fed’s”) continued accommodative monetary policy. To be more specific, the MSCI World Index, representing global equity markets, posted a return of 1.01% for the Reporting Period, and the S&P 500® Index, representing the U.S. equity market, gained 4.93% for the same time period. Within the U.S. equity market, small-cap stocks, with a return of 9.73% as measured by the Russell 2000® Index, outperformed their large-cap peers. Japanese equity markets rallied 7.9%, as measured by the Nikkei 225 Index, as the Bank of Japan surprised markets by announcing additional monetary easing. European equity markets were slightly positive during the Reporting Period, with the Stoxx Europe 600 Index posting a more modest 0.7%. European equities benefited from the European Central Bank’s willingness to engage in monetary easing but had to digest renewed uncertainty around the political situation in Greece and signs of an economic slowdown in Europe. (All returns are in U.S. dollar terms.)

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	In seeking to achieve its investment objective, the Fund primarily takes long and/or short positions in the global equity markets, with a focus on securities listed on North American and European exchanges. The Fund may also invest in global fixed income, commodity and currency instruments. The Team employs an opportunistic investment approach and pursues asymmetric risk-reward opportunities, which are those that the Team believes have a greater potential for gains than losses. While the Fund will not be limited to any predetermined investment strategies, the Fund will primarily employ long/short equity and event-driven investment strategies.

Consistent with the Fund’s mandate of seeking to generate attractive absolute returns through security selection and alpha generation and seeking to hedge market risk and limit volatility, the Fund generated positive absolute returns for the Reporting Period overall and in every month of the Reporting Period.

Overall, long positions in equities contributed positively to Fund results. Several of the Fund’s positions had an event-driven component to them. Short positions in equities generally detracted from Fund results, attributable almost exclusively to its short index positions, which are meant to

PORTFOLIO RESULTS

hedge the Fund’s portfolio. Such positions performed as expected in a positive equity market. During the Reporting Period, the Fund made no investments in fixed income and commodity instruments. The Fund used currency instruments to manage foreign currency risk.

Q	Which equity market sectors most significantly affected Fund performance?

A	Contributing most positively to the Fund’s results during the Reporting Period were long positions in the consumer discretionary, financials and health care sectors. Detracting most from the Fund’s performance were hedges, or short index positions, as mentioned earlier, and a long position in the energy sector.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most from long positions in Internet media company, Yahoo!, cable and satellite company, Liberty Global and outdoor advertising real estate investment trust, Lamar Advertising.

Yahoo! benefited during the Reporting Period from a strong third quarter 2014 earnings release with earnings per share, earnings before income tax, depreciation and amortization, and revenue beating consensus estimates. The company’s fourth quarter 2014 guidance was also above expectations. Further, the company revealed statistics for Tumblr, the company’s social blogging platform, highlighting user growth and a substantial increase in per user engagement relative to when Yahoo! purchased the company in May 2013. In addition, Yahoo!’s positive performance was driven in part by the successful Initial Public Offering (“IPO”) of Alibaba. Yahoo! is a sizable shareholder of Alibaba.

Liberty Global’s shares rose during the Reporting Period, driven by speculation around Vodafone’s potential interest in acquiring the company and by Liberty Global returning to the share buyback market. Also, investors appeared to see an accelerating story in Liberty Global with strong results in the U.K., further increases announced in the U.K. and Belgium, and generally strong momentum.

Shares of Lamar Advertising rallied after the company reported a significant reacceleration in local advertising sales across its billboard footprint and issued its strongest top-line guidance in more than two years. In December 2014, the company announced a modest buyback program — its first since 2008 and evidence of significant excess cash flows. It also reiterated plans to grow its dividend by at least 10% annually over the next five years.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	In addition to the short equity index positions, mentioned earlier, the individual stocks detracting from the Fund’s results were long positions in marine oil shipping company, Golar LNG, specialty pharmaceutical firm, Salix Pharmaceuticals and several Chinese Internet companies.

Golar LNG saw its shares decline significantly during the Reporting Period, primarily driven by the decline in commodity prices and despite the fact that it signed up its first floating liquid natural gas (“LNG”) unit with terms in line with the company’s previous indications.

Shares of Salix Pharmaceuticals declined during the Reporting Period, as the company reported disappointing third quarter 2014 results and downgraded its 2014 revenue and earnings guidance. While the company had previously stated that wholesaler inventory was managed in a tight two to three month range, it now clarified that these previous statements may have been incorrect, and real inventory levels had built up to nine months for key products. This surprised investors, as typical wholesale inventory levels in the pharmaceuticals industry are about one to two months. The stock recovered in December 2014, as the company provided detailed top-line and earnings guidance for 2015 and 2016 that appeared to indicate strong prescription growth for key products to drive revenue and earnings. In addition, the firm expects to normalize wholesaler inventory levels by the end of 2015, a year earlier than announced in November 2014.

Long positions in several Chinese Internet companies detracted from the Fund’s returns after the People’s Bank of China’s surprise interest rate cut in late November 2014 triggered an aggressive rally in deep cyclical and financial stocks. Internet names were broadly sold off in this asset allocation shift back toward higher beta/lower quality stocks. The Fund’s largest position in the Chinese Internet industry is in a company called YY, whose shares declined during the Reporting Period. Fundamentally, we think the market is too focused on the company’s limited mobile presence and is not paying sufficient attention to the ongoing momentum in its music business and its rapidly growing new online dating program. We believe the low valuation and substantial earnings potential at YY could prove compelling to investors should the market re-orient toward growth.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used total return swaps, currency forwards and equivalents, futures and forward contracts, and options. Total return swaps were used to gain exposure to specific securities. Currency forwards and equivalents were used to gain exposure to specific currencies or to hedge against currency risk. Futures and forward contracts were used primarily for hedging purposes or to gain exposure to specific securities, indices, sectors and geographies. Options were used primarily for hedging purposes either at a strategy level or portfolio level and to gain exposure to specific securities and indices synthetically.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	The “risk off” sentiment that dominated during the fourth quarter of 2014 caused some apparent forced selling among leveraged merger-arbitrage funds and afforded us the opportunity to set up two investments in the merger- arbitrage space at what we considered to be attractive spread levels. (Merger-arbitrage is an investment strategy that simultaneously buys and sells the stocks of two merging companies. The profit is made from the spread, or difference, between a target company’s share price after a takeover announcement and the closing price at completion of the deal.) In October 2014, the Covidien-Medtronic deal spread widened from 3% (gross un-annualized) to 15% following new tax inversion rules. Within a few weeks, medical device company Medtronic’s management had made clear its intention to follow through with the deal barring any new rule changes, but this spread lingered around 9% as dedicated merger-arbitrage funds continued to reduce exposure. We built a Fund position at these levels given what we perceived as the strength of the merger agreement with respect to tax matters and given our view that further rule changes were unlikely prior to a January 6, 2015 shareholder vote. (As of this writing, shareholders of both companies had voted to approve the deal, and the spread had tightened to just 1%.) In November 2014, oilfield services titan Halliburton announced a friendly deal to acquire competitor Baker Hughes. In this period of significant volatility in merger arbitrage spreads generally and energy markets specifically, this deal initially traded with a nearly 17% spread — among the widest we have seen in recent years. While anti-trust risks are real, we believe the merger agreement is strong and includes a significant divestiture threshold for Halliburton to meet any regulatory requirements. We initiated a position shortly after the announcement, and by year-end 2014, this spread had settled into the 12% range.

We added to the Fund’s position in Chinese Internet company YY, mentioned earlier, in November 2014. We believe this company’s business model is not well understood and that it still has a significant runway for growth.

We sold the Fund’s positions in Apple and ING during the Reporting Period. Our investment thesis on computers and peripherals giant Apple had largely played out. We sold ING, as we felt we could find better risk/reward opportunities in other European financials companies.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	Given the Fund’s launch on September 30, 2014, it was not a matter of making changes but of building the portfolio. That said, due to both active management decisions and stock appreciation or depreciation, the Fund’s exposure to the health care, energy and materials sectors increased during the Reporting Period, and the Fund’s exposure to the financials, information technology and telecommunication services sectors decreased.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of December 2014, the Fund had its greatest exposure, based on long market value, to the health care, consumer discretionary and financials (ex-real estate) sectors. (Long market value is the current market value of stocks held (i.e. having a long position) in an account, calculated on a daily basis.) The Fund had its most modest exposure, based on long market value, to the consumer staples, utilities and materials sectors.

By region, the Fund had its greatest exposure, based on long market value, to the Americas, followed by the EMEA (Europe, Middle East and Africa) region and then Asia as of December 31, 2014.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

On a macro level, we think that tailwinds from lower energy prices, less austerity and potential quantitative easing could lead European equities to surprise on the upside in the months ahead. We are cognizant, however, of risks around the political situation in Greece and other countries, such as Spain and Italy, and continue to monitor these factors. As for the U.S., we remained constructive at the end of the

PORTFOLIO RESULTS

Reporting Period on the growth prospects for the U.S. economy and expect positive returns for U.S. equities in line with corporate earnings growth, albeit perhaps with higher volatility than in the recent past. We expect the Fed to raise interest rates in the second half of 2015. Lower oil prices, in our view, could be positive for the U.S. economy overall, though, of course, we are likely to see a significant slowdown in the U.S. oil industry.

The primary investment themes we were focusing on at the end of the Reporting Period were:

Health care special situations — health care companies that are actively participating in the ongoing health care industry consolidation or where a thesis is based on a company’s transformation or restructuring;

Special situations/opportunistic — idiosyncratic positions with specific catalysts in the future or select merger arbitrage situations;

Cable companies — we believe this industry can benefit from what we anticipate will be strong secular growth;

European financials — European banks undergoing restructurings;

Internet companies — fast-growing Internet companies where we have a differentiated view on earnings;

U.S. financials — we maintain a constructive view on select U.S. financials that are positively correlated to rising interest rates.

At the end of the Reporting Period, the Fund was operating with relatively low net exposure and high optionality, which could, we believe, help manage the downside in market sell-offs. (Net exposure is the percentage difference between a fund’s long and short exposure. Net exposure is a measure of the extent to which a fund’s trading book is exposed to market fluctuations. Optionality describes the gamma profile of the portfolio; gamma measures the rate of change of the portfolio’s net exposure (delta) given a change in equity markets.)

PORTFOLIO RESULTS

Index Definitions:

The MSCI® World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States*.

The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The Nikkei 225® Index is a price-weighted equity index, which consists of 225 stocks in the 1st section of the Tokyo Stock Exchange.

The STOXX® Europe 600 Index is derived from the STOXX Europe Total Market Index (TMI) and is a subset of the STOXX Global 1800 Index. With a fixed number of 600 components, the STOXX Europe 600 Index represents large, mid and small capitalization companies across 18 countries of the European region: Austria, Belgium, Czech Republic, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

FUND BASICS

Goldman Sachs Long Short Fund

as of December 31, 2014

PERFORMANCE REVIEW
September 30, 2014 –December 31, 2014	Fund Total Return (based on NAV)[1]	BofA Merrill Lynch US Dollar Three-Month Index[2]
Class A	1.70%	0.06%
Class C	1.50	0.06
Institutional	1.80	0.06
Class IR	1.80	0.06
Class R	1.60	0.06

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/14	Since Inception	Inception Date
Class A	-3.88%	9/30/2014
Class C	0.50	9/30/2014
Institutional	1.80	9/30/2014
Class IR	1.80	9/30/2014
Class R	1.60	9/30/2014

[3]	The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the contingent deferred sales charge for Class C Shares (1% if shares are redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Expense Ratios (current)	Expense Ratios (before waiver)
Class A	3.05%	3.52%
Class C	3.80	4.27
Institutional	2.65	3.12
Class IR	2.80	3.27
Class R	3.30	3.77

[4]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least September 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/14[5]
Holding	% of Net Assets	Line of Business
Liberty Global PLC Series C	5.7%	Media
Comcast Corp. Class A	5.5	Media
Baker Hughes, Inc.	5.3	Energy Equipment & Services
Fresenius SE & Co. KGaA	5.3	Health Care Providers & Services
Lamar Advertising Co. Class A	4.7	Real Estate Investment Trusts
YY, Inc. ADR	4.3	Internet Software & Services
The Charles Schwab Corp.	4.3	Capital Markets
Wells Fargo & Co.	4.3	Commercial Banks
UBS Group AG	4.1	Capital Markets
Ingersoll-Rand PLC	3.8	Industrial

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND SECTOR ALLOCATIONS[6]
As of December 31, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS LONG SHORT FUND

Schedule of Investments

December 31, 2014

Shares	Description	Value

Common Stocks – 97.0%
Biotechnology* – 0.2%
8,147	Achillion Pharmaceuticals, Inc.	$99,801

Capital Markets – 8.4%
76,043	The Charles Schwab Corp.(a)	2,295,738
125,985	UBS Group AG*	2,165,645

		4,461,383

Commercial Banks(a) – 8.0%
36,002	Citigroup, Inc.	1,948,068
41,759	Wells Fargo & Co.	2,289,229

		4,237,297

Energy Equipment & Services(a) – 5.3%
50,233	Baker Hughes, Inc.	2,816,564

Health Care Equipment & Supplies(a) – 3.1%
16,357	Covidien PLC	1,672,994

Health Care Providers & Services – 8.6%
53,995	Fresenius SE & Co. KGaA	2,807,418
14,046	HCA Holdings, Inc.*	1,030,836
9,610	Omnicare, Inc.	700,857

		4,539,111

Internet Software & Services* – 9.7%
5,229	Baidu, Inc. ADR	1,192,055
21,140	Facebook, Inc. Class A(a)	1,649,343
36,837	YY, Inc. ADR(a)	2,296,418

		5,137,816

Machinery(a) – 3.8%
31,995	Ingersoll-Rand PLC	2,028,163

Media – 17.1%
7,471	Charter Communications, Inc. Class A*	1,244,818
50,329	Comcast Corp. Class A(a)	2,919,585
8,279	Liberty Global PLC Class A*	415,647
62,105	Liberty Global PLC Series C*	3,000,293
39,197	Twenty-First Century Fox, Inc. Class A	1,505,361

		9,085,704

Multiline Retail* – 2.5%
18,430	Dollar General Corp.	1,303,001

Oil, Gas & Consumable Fuels – 0.7%
9,819	Golar LNG Ltd.	358,099

Pharmaceuticals – 20.2%
5,387	Actavis PLC*	1,386,668
7,404	Allergan, Inc.	1,574,017
17,983	Endo International PLC*(a)	1,296,934
7,438	Mallinckrodt PLC*	736,585
10,220	Merck KGaA	961,787
13,629	Salix Pharmaceuticals Ltd.*(a)	1,566,517
3,956	Shire PLC ADR	840,808

Common Stocks – (continued)
Pharmaceuticals – (continued)
14,910	Teva Pharmaceutical Industries Ltd. ADR	$857,474
10,466	Valeant Pharmaceuticals International, Inc.*(a)	1,497,789

		10,718,579

Real Estate Investment Trusts(a) – 4.7%
46,584	Lamar Advertising Co. Class A	2,498,766

Real Estate Management & Development* – 2.5%
29,585	Realogy Holdings Corp.	1,316,237

Wireless Telecommunication Services* – 2.2%
42,975	T-Mobile US, Inc.	1,157,746

TOTAL COMMON STOCKS
(Cost $50,055,773)		$51,431,261

Notional Amount		Exercise Rate	Expiration Date	Value

	Options Purchased – 1.8%
	Options on Equities
	Morgan Stanley Capital Services, Inc. Call – DAX Index Strike Price 10,200.000%
EUR	800	10,200.000%	01/16/15	$28,847
	Morgan Stanley Capital Services, Inc. Call – Facebook, Inc. Strike Price 60.000%
	$9,400	60.000	01/15/16	205,625
	Morgan Stanley Capital Services, Inc. Call – Facebook, Inc. Strike Price 80.000%
	3,200	80.000	01/15/16	31,280
	Morgan Stanley Capital Services, Inc. Call – Facebook, Inc. Strike Price 90.000%
	16,800	90.000	03/20/15	18,396
	Morgan Stanley Capital Services, Inc. Call – Hertz Global Holdings, Inc. Strike Price 29.000%
	96,200	29.000	03/20/15	64,935
	Morgan Stanley Capital Services, Inc. Call – Lamar Advertising Co. Strike Price 52.500%
	1,300	52.500	01/17/15	2,015
	Morgan Stanley Capital Services, Inc. Call – Lamar Advertising Co. Strike Price 52.500%
	10,800	52.500	01/16/15	16,098
	Morgan Stanley Capital Services, Inc. Call – Mallinckrodt, Inc. Strike Price 100.000%
	7,000	100.000	01/16/15	14,811
	Morgan Stanley Capital Services, Inc. Call – Mallinckrodt, Inc. Strike Price 100.000%
	3,000	100.000	01/16/15	6,347
	Morgan Stanley Capital Services, Inc. Call – Mallinckrodt, Inc. Strike Price 100.000%
	3,200	100.000	01/16/15	6,771
	Morgan Stanley Capital Services, Inc. Call – Mallinckrodt, Inc. Strike Price 100.000%
	4,400	100.000	01/16/15	9,310

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT FUND

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – (continued)
Morgan Stanley Capital Services, Inc. Call – Mallinckrodt, Inc. Strike Price 100.000%
$1,700	100.000%	01/16/15	$3,597
Morgan Stanley Capital Services, Inc. Call – Yahoo!, Inc. Strike Price 35.000%
27,200	35.000	01/15/16	476,680
Morgan Stanley Capital Services, Inc. Put – S&P 500 Index Strike Price 1,975.000%
1,700	1,975.000	03/20/15	63,070
Morgan Stanley Capital Services, Inc. Put – S&P 500 Index Strike Price 1,960.000%
9,400	1,960.000	01/02/15	1,645
Morgan Stanley Capital Services, Inc. Put – S&P 500 Index Strike Price 2,070.000%
1,800	2,070.000	01/02/15	25,830

TOTAL OPTIONS PURCHASED
(Cost $955,993)			$975,257

Shares	Description		Value

Investment Company(b) – 21.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
11,154,562				$11,154,562
(Cost $11,154,562)

TOTAL INVESTMENTS BEFORE SHORT POSITIONS
(Cost $62,166,328)				$63,561,080

Common Stocks Sold Short – (8.6)%
Energy Equipment & Services – (4.2)%
56,262		Halliburton Co.		$(2,212,784)

Healthcare Equipment & Supplies – (2.4)%
17,477		Medtronic, Inc.		(1,261,839)

Internet & Online – (2.0)%
21,723		Yahoo!, Inc.		(1,097,229)

TOTAL COMMON STOCKS SOLD SHORT
(Cost $(4,872,377))				$(4,571,852)

Exchange Traded Funds Sold Short – (9.3)%
41,386	iShares Russell 2000 ETF		$(4,952,663)
(Cost $(4,639,840))

TOTAL SECURITIES SOLD SHORT – (17.9)%
(Cost $(9,512,217))			$(9,524,515)

OTHER LIABILITIES IN EXCESS OF OTHER ASSETS – (1.9)%			(995,768)

NET ASSETS – 100.0%			$53,040,797

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or portion of security is pledged as collateral for short sales. Total market value of securities pledged as collateral on short sales amounts to $11,172,827, which represents approximately 21.1% of net assets as of December 31, 2014.
(b)	Represents an Affiliated Issuer/Fund.

Currency Abbreviations:
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
ETF	—Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS LONG SHORT FUND

Schedule of Investments (continued)

December 31, 2014

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Morgan Stanley & Co. International PLC	USD/CHF	03/18/15	$2,232,693	$69,106
	USD/EUR	03/18/15	4,752,095	115,109
	USD/GBP	03/18/15	28,520	247
TOTAL				$184,462

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Morgan Stanley & Co. International PLC	CHF/USD	03/18/15	$92,619	$(840)
	EUR/USD	03/18/15	1,160,830	(30,886)
TOTAL				$(31,726)

FUTURES CONTRACTS — At December 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
DAX Index	(19)	March 2015	$(5,657,787)	$(107,949)
Euro Stoxx 50 Index	(265)	March 2015	(10,046,381)	(186,402)
S&P 500 E-Mini Index	(214)	March 2015	(21,960,680)	(99,135)
TOTAL				$(393,486)

SWAP CONTRACTS — At December 31, 2014, the Fund had the following swap contracts:

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

						Market Value
Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Financing Fee#	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Credit Suisse International (London)	GBP	171	BT Group PLC	10/03/19	0.400%	$—	$21,424
		374	Royal Bank of Scotland Group	10/04/19	0.400	(63)	111,083
		32	Shire PLC	10/03/19	0.400	—	208,670
TOTAL						$(63)	$341,177

#	The Fund receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — At December 31, 2014, the Fund had the following written options:

OPTIONS ON EQUITY CONTRACTS

Counterparty	Description	Contracts	Expiration Date	Strike Price	Value
Morgan Stanley Capital Services, Inc.	Put - Dollar General Corp.	370	02/20/15	65%	$(51,800)
	Call - Dollar General Corp.	370	02/20/15	75	(67,525)
TOTAL (Premium Received $159,987)		740			$(119,325)

For the period ended December 31, 2014, the Fund had the following written options activity:

OPTIONS ON EQUITY CONTRACTS

	Contracts	Premiums Received
Contracts Outstanding December 31, 2013	—	$—
Contracts Written	3,160	555,323
Contracts Bought to Close	(1,361)	(246,500)
Contracts Expired	(734)	(67,018)
Contracts Assigned	(325)	(81,818)
Contracts Outstanding December 31, 2014	740	$159,987

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS LONG SHORT FUND

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments of unaffiliated issuers, at value (cost $51,011,766)	$52,406,518
Investments of affiliated issuers, at value (cost $11,154,562)	11,154,562
Cash	667,499
Foreign currencies, at value (cost $218,624)	218,318
Receivables:
Variation margin on certain derivative contracts	2,572,395
Investments sold	2,375,694
Collateral on certain derivative contracts(a)	1,205,775
Unrealized gain on swap contracts	341,177
Deferred offering costs	326,375
Reimbursement from investment adviser	235,854
Unrealized gain on forward foreign currency exchange contracts	184,462
Fund shares sold	56,700
Dividends	6,628
Total assets	71,751,957

Liabilities:
Payables:
Investment sold short, at value (proceeds received $9,512,217)	9,524,515
Investments purchased	8,437,311
Management fees	206,215
Fund shares redeemed	190,567
Written option contracts, at value (premium received $159,987)	119,325
Unrealized loss on forward foreign currency exchange contracts	31,726
Payable for offering costs	12,000
Dividend Payable Short Positions	5,330
Distribution and service fees and transfer agent fees	1,981
Accrued expenses and other liabilities	182,190
Total liabilities	18,711,160

Net Assets:
Paid-in capital	52,094,478
Net investment loss	(120,174)
Accumulated net realized loss	(456,873)
Net unrealized gain	1,523,366
NET ASSETS	$53,040,797
Net Assets:
Class A	$543,142
Class C	61,928
Institutional	52,328,330
Class IR	81,992
Class R	25,405
Total Net Assets	$53,040,797
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	53,421
Class C	6,103
Institutional	5,140,776
Class IR	8,057
Class R	2,500
Net asset value, offering and redemption price per share:(b)
Class A	$10.17
Class C	10.15
Institutional	10.18
Class IR	10.18
Class R	10.16

(a)	Amount represents segregated cash relating to initial margin requirements on options transactions.
(b)	Maximum public offering price per share for Class A Shares of the fund is $10.76. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT FUND

Statement of Operations

For the Period Ended December 31, 2014(a)

Investment income:
Dividends (net of foreign withholding taxes of $440)	$91,733
Dividends — affiliated funds	758
Total investment income	92,491

Expenses:
Management fees	207,236
Amortization of offering costs	109,988
Professional fees	46,704
Printing and mailing costs	40,000
Custody, accounting and administrative services	32,500
Dividends Expenses on Short Positions	30,618
Brokerage fees	26,001
Organization Costs	12,000
Transfer Agent fees(b)	5,276
Trustee fees	4,428
Distribution and Service fees(b)	201
Other	5,000
Total expenses	519,952
Less — expense reductions	(236,876)
Net expenses	283,076
NET INVESTMENT LOSS	(190,585)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	836,348
Investments sold short	(105,399)
Futures contracts	(1,150,364)
Written options	75,345
Swap contracts	(118,476)
Forward foreign currency exchange contracts	59,451
Foreign currency transactions	(11,494)
Unrealized gain (loss) on:
Investments — unaffiliated issuers	1,394,575
Investments sold short	(12,298)
Futures contracts	(393,486)
Written options	40,662
Swap contracts	341,177
Forward foreign currency exchange contracts	152,736
Net realized and unrealized gain	1,108,777
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$918,192

(a)	Commenced operations on September 30, 2014.
(b)	Class specific Distribution and Service and Transfer Agent fees were as follows:

Distribution and Service Fees			Transfer Agent Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Class IR	Class R
$100	$70	$31	$76	$13	$5,155	$20	$12

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS LONG SHORT FUND

Statement of Changes in Net Assets

For the Period Ended December 31, 2014(a)

From operations:
Net investment loss	$(190,585)
Net realized loss	(414,589)
Unrealized gain	1,523,366
Net increase in net assets resulting from operations	918,192

From share transactions:
Proceeds from sales of shares	52,122,816
Cost of shares redeemed	(211)
Net increase in net assets resulting from share transactions	52,122,605
TOTAL INCREASE	53,040,797

Net assets:
Beginning of year	—
End of year	$53,040,797
Net investment loss	$(120,174)

(a)	Commenced operations on September 30, 2014.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT FUND

Statement of Cash Flows

For the Period Ended December 31, 2014(a)

Increase/(Decrease) in cash – Cash flows used in operating activities:
Net increase (decrease) in net assets resulting from operations	$918,192
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used for) operating activities:
Proceeds from sales of investments in securities	65,146,141
Payments for purchases of investments in securities	(120,397,330)
Proceeds from sales of securities sold short	15,595,104
Payments for closing purchases of securities sold short	(6,310,128)
Purchases of short term investments, net	(11,154,562)
Net realized (gain) loss on investments in securities and securities sold short	(730,949)
Net realized (gain) loss on derivatives	43,131
Net change in unrealized (gain) loss on investments in securities and securities sold short	(1,382,277)
Net change in unrealized (gain) loss on derivatives	(40,662)
Payments for options purchased	(2,739,030)
Payments for options repurchased	(237,430)
Proceeds from options sold	2,161,400
Proceeds from options written	555,323
Proceeds from swaps, net	5,574,029
Increase in variation margin on certain derivative contracts	(2,572,395)
Increase in collateral on certain derivative contracts	(1,205,775)
Increase in unrealized gain on swap contracts	(341,177)
Increase in deferred offering costs	(326,375)
Increase in reimbursement from investment adviser	(235,854)
Increase in unrealized gain on forward foreign currency exchange contracts	(184,462)
Increase in dividends receivable	(6,628)
Increase in receivables for investments sold	(2,375,694)
Increase in payable for investments purchased	8,437,311
Increase in payable for amounts owed to affiliates	208,196
Increase in payable for offering costs	12,000
Increase in dividend payable short positions	5,330
Increase in unrealized loss on forward foreign currency contracts	31,726
Increase in accrued expenses and other liabilities	182,190
Net cash used in operating activities	(51,370,655)

Cash flows from financing activities:
Increase in fund shares redeemed	190,567
Increase in fund shares sold	(56,700)
Proceed from sales of common shares	52,122,816
Payment for shares repurchased from shareholders	(211)
Net cash received from financing activities	52,256,472
NET INCREASE IN CASH	$885,817

Cash:
Beginning of period	$—
End of period	$885,817

(a)	Commenced operations on September 30, 2014.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS LONG SHORT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout The Period

		From investment operations
Year - Share Class	Net asset value, beginning of period	Net investment loss(a)	Net realized and unrealized gain	Total from investment operations
FOR THE PERIOD ENDED DECEMBER 31,
2014 - A (Commenced September 30, 2014)	$10.00	$(0.06)	$0.23	$0.17
2014 - C (Commenced September 30, 2014)	10.00	(0.07)	0.22	0.15
2014 - Institutional (Commenced September 30, 2014)	10.00	(0.04)	0.22	0.18
2014 - IR (Commenced September 30, 2014)	10.00	(0.05)	0.23	0.18
2014 - R (Commenced September 30, 2014)	10.00	(0.05)	0.21	0.16

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets (including dividend expenses for securities sold short)(c)	Ratio of net expenses to average net assets (excluding dividend expenses for securities sold short)(c)	Ratio of total expenses to average net assets (including dividend expenses for securities sold short)(c)	Ratio of total expenses to average net assets (excluding dividend expenses for securities sold short)(c)	Ratio of net investment loss to average net assets(c)	Portfolio turnover rate(d)

$10.17	1.70%	$543	3.43%	2.80%	5.58%	4.95%	(2.40)%	118%
10.15	1.50	62	3.79	3.32	5.64	5.17	(2.87)	118
10.18	1.80	52,328	2.18	1.94	3.74	3.51	(1.47)	118
10.18	1.80	82	2.71	2.28	4.50	4.08	(1.77)	118
10.16	1.60	25	2.82	2.59	4.38	4.15	(2.11)	118

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS LONG SHORT FUND

Notes to Financial Statements

December 31, 2014

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Long Short Fund (the “Fund”). The Fund is a non-diversified portfolio and currently offers five classes of shares: Class A, Class C, Institutional Class IR and Class R Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Class IR and Class R are not subject to a sales charge.

GS Investment Strategies, LLC (“GSIS”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

GOLDMAN SACHS LONG SHORT FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund is maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Offering and Organization Costs — Offering costs paid in connection with the offering of shares of the Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund were expensed on the first day of operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSIS’ assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSIS day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSIS regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

GOLDMAN SACHS LONG SHORT FUND

Notes to Financial Statements (continued)

December 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

GOLDMAN SACHS LONG SHORT FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A total return swap is an agreement that gives the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

Securities Sold Short — Securities sold short are those securities which the Fund has sold but which it does not own. When the Fund sells a security it does not own, it must borrow the position that was sold and deliver it to the broker through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, the Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to exceed the value of the securities sold short. The market value of securities pledged as collateral is included in the Schedule of Investments.

Investments in Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy.

The Goldman Sachs Financial Square Government Fund may invest in debt securities which are valued daily on the basis of quotations supplied by dealers, if market quotations are readily available, or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of

GOLDMAN SACHS LONG SHORT FUND

Notes to Financial Statements (continued)

December 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSIS believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSIS, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2014:

Investment Type	Level 1	Level 2	Level 3
Assets(a)
Common Stock and/or Other Equity Investments
Asia	$4,345,947	$—	$—
Europe	9,392,321	3,769,205	—
North America	33,923,788	—	—
Total	$47,662,056	$3,769,205	$—
Liabilities(a)
Common Stocks and Exchange Traded Funds Sold Short
North America	$(9,524,515)	$—	$—

Derivative Type
Assets
Options Purchased	$918,324	$56,933	$—
Forward Foreign Currency Exchange Contracts(b)	—	184,462	—
Total Return Swap Contracts(b)	—	341,177	—
Total	$918,324	$582,572	$—
Liabilities
Forward Foreign Currency Exchange Contracts(b)	$—	$(31,726)	$—
Futures Contracts(b)	(393,486)	—	—
Written Options Contracts	(119,325)	—	—
Total	$(512,811)	$(31,726)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

GOLDMAN SACHS LONG SHORT FUND

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of December 31, 2014. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Equity	Receivable for unrealized gain on swap contracts; Investments, at value	$1,316,434	(a)	Variation margin on certain derivative contracts; Written options, at value	$(512,811)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	184,462		Payable for unrealized loss on forward foreign currency exchange contracts	(31,726)
Total		$1,500,896			$(544,537)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the period ended December 31, 2014. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts, swap contracts and written options	$(737,656)	$7,617	481
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	59,451	152,736	20
Total		$(678,205)	$160,353	501

(a)	Average number of contracts is based on the average of month end balances for the period ended December 31, 2014.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives’ counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

GOLDMAN SACHS LONG SHORT FUND

Notes to Financial Statements (continued)

December 31, 2014

4. INVESTMENTS IN DERIVATIVES (continued)

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, and certain options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

The following table sets forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2014:

	Derivative Assets(1)				Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Forward Currency Contracts	Options	Total
Credit Suisse International (London)	$—	$341,177	$—	$341,177	$—	$—	$—	$341,177	$—	$341,177
Morgan Stanley & Co. International PLC	—	—	184,462	184,462	(31,726)	—	(31,726)	152,736	—	152,736
Morgan Stanley Capital Services, Inc.	975,257	—	—	975,257	—	(119,325)	(119,325)	855,932	1,205,775	2,061,707
Total	$975,257	$341,177	$184,462	$1,500,896	$(31,726)	$(119,325)	$(151,051)	$1,349,845	$1,205,775	$2,555,620

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

GOLDMAN SACHS LONG SHORT FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSIS manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSIS is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the period ended December 31, 2014, the contractual and effective net management fee with GSIS were at the following rates:

Contractual Management Rates
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Management Rate
1.60%	1.44%	1.37%	1.34%	1.59%

B.  Distribution and Service Plans — The Trust, on behalf of the Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on the Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor, at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class C Shares’ CDSC. During the period ended December 31, 2014, Goldman Sachs advised that it retained $961 of Class A Shares and did not retain any portion of Class C Shares.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSIS has voluntarily agreed to limit certain “Other Expense” of the Fund (excluding transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, dividend and interest payments on securities sold short, interest, brokerage fees, shareholder meetings, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSIS for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund are 0.114%. These Other Expense limitations will remain in place through at least September 30, 2015, and prior to such date GSIS may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above. For the period ended December 31, 2014, these expense reductions, including any fee waivers and Other Expense reimbursements, were $236,876.

GOLDMAN SACHS LONG SHORT FUND

Notes to Financial Statements (continued)

December 31, 2014

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Line of Credit Facility — On October 3, 2014, the Fund entered into a committed revolving line of credit facility with a major financial institution. Pursuant to the terms of the facility, the Fund may borrow an aggregate amount of up to $10,000,000. The interest rate on borrowings is based on market rates. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the period ended December 31, 2014, the Fund did not have any borrowings under the facility.

G.  Other Transactions with Affiliates — For the period ended December 31, 2014, Goldman Sachs earned $6,674 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

As of December 31, 2014, the Goldman Sachs Long Short Fund was invested in the Institutional Shares of the Goldman Sachs Financial Square Government Fund. This Underlying Fund is considered to be affiliated with the Fund. GSIS has contractually agreed to waive irrevocably a portion of any underlying Fund’s management fee in an amount equal to the management fee paid to GSIS due to the Fund’s investment in several affiliated funds for which it also serves as investment advisor. For the period ended December 31, 2014, GSIS waived $1,022 of the Fund’s management fee. The table below shows the transactions in and earnings from investments in all affiliated funds for the period ended December 31, 2014:

Underlying Fund	Market Value 09/30/14	Purchases at Costs	Proceeds from Sales	Market Value 12/31/14	Dividend Income
Goldman Sachs Financial Square Government Fund — Institutional Shares	$—	$34,344,320	$(23,189,758)	$11,154,562	$758

As of December 31, 2014, the Goldman Sachs Group (“GSG”), Inc. was the beneficial owner of approximately 2%, 16%, 97%, 31% and 100% of Class A, Class C, Institutional, Class IR and Class R Shares, respectively of the Fund.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended December 31, 2014, were $107,400,994 and $57,385,361, respectively.

7. TAX INFORMATION

There were no distributions paid during the period ended December 31, 2014.

As of December 31, 2014, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$670,244
Undistributed long-term capital gains — net	—
Total undistributed earnings	$670,244
Timing Differences (Straddle Deferral and Qualified Late Year Loss Deferral)	(269,865)
Unrealized gains — net	545,940
Total accumulated gains — net	$946,319

GOLDMAN SACHS LONG SHORT FUND

7. TAX INFORMATION (continued)

As of December 31, 2014, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$63,248,873
Gross unrealized gain	2,664,096
Gross unrealized loss	(2,351,889)
Net unrealized gain	$312,207
Net unrealized gain on other investments	233,733
Net unrealized gain	$545,940

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and options contracts, net mark to market on foreign currency contracts and differences in the tax treatment of swap transactions and underlying fund investments.

In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from certain non-deductible expenses and differences in the tax treatment of swap transactions and foreign currency transactions.

Paid-in-Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
$(28,127)	$(42,284)	$70,411

GSIS has reviewed the Fund’s tax positions for all open tax years (the current year, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

GOLDMAN SACHS LONG SHORT FUND

Notes to Financial Statements (continued)

December 31, 2014

8. OTHER RISKS (continued)

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of the Fund’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related dividend payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

GOLDMAN SACHS LONG SHORT FUND

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSIS believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSIS has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS LONG SHORT FUND

Notes to Financial Statements (continued)

December 31, 2014

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Period Ended December 31, 2014(a)

	Shares	Dollars

Class A Shares
Shares sold	53,422	$539,145
Shares redeemed	(1)	(15)
	53,421	539,130
Class C Shares
Shares sold	6,104	61,131
Shares redeemed	(1)	(10)
	6,103	61,121
Institutional Shares
Shares sold	5,140,792	51,416,520
Shares redeemed	(16)	(166)
	5,140,776	51,416,354
Class IR Shares
Shares sold	8,058	81,010
Shares redeemed	(1)	(10)
	8,057	81,000
Class R Shares
Shares sold	2,501	25,010
Shares redeemed	(1)	(10)
	2,500	25,000
NET INCREASE	5,210,857	$52,122,605

(a)	Fund commenced operations on September 30, 2014.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Long Short Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Long Short Fund (the “Fund”), a portfolio of Goldman Sachs Trust, at December 31, 2014, the results of its operations, the changes in its net assets, cash flows and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2014, by correspondence with the custodian, brokers, and transfer agent of investment companies, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2015

GOLDMAN SACHS LONG SHORT FUND

Fund Expenses — Three Month Period Ended December 31, 2014 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Class IR or Class R Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Class IR or Class R Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 30, 2014 through December 31, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Long Short Fund(a)
Share Class	Beginning Account Value 09/30/14	Ending Account Value 12/31/14		Expenses Paid for the period ended 12/31/14*
Class A
Actual	$1,000.00	$1,017.00		$8.72
Hypothetical 5% return	1,000.00	1,003.96	+	8.66
Class C
Actual	1,000.00	1,015.00		9.62
Hypothetical 5% return	1,000.00	1,003.05	+	9.57
Institutional
Actual	1,000.00	1,018.00		5.54
Hypothetical 5% return	1,000.00	1,007.11	+	5.51
Class IR
Actual	1,000.00	1,018.00		6.89
Hypothetical 5% return	1,000.00	1,005.77	+	6.85
Class R
Actual	1,000.00	1,016.00		7.16
Hypothetical 5% return	1,000.00	1,005.49	+	7.13

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the period ended December 31, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent period; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Class IR	Class R
Long Short	3.43%	3.79%	2.18%	2.71%	2.82%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
(a)	Commenced operations on September 30, 2014.

GOLDMAN SACHS LONG SHORT FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Long Short Fund (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs Trust (the “Trust”) that commenced investment operations on September 30, 2014. At a meeting held on August 13-14, 2014 (the “Meeting”) in connection with the Fund’s organization, the Trustees, including all of the Trustees who are not parties to the Fund’s investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Management Agreement with GS Investment Strategies, LLC (the “Investment Adviser”).

At the Meeting, the Trustees reviewed the Management Agreement, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s proposed management fees and anticipated expenses with those paid by other similar mutual funds; the Investment Adviser’s proposal to limit certain expenses of the Fund that exceed a specified level; and potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund. Various information was also provided at prior meetings at which the Fund was discussed.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at prior Board meetings.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services to be provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that would be provided to the Fund by the Investment Adviser and its affiliates. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. The Trustees noted the experience and capabilities of the portfolio management team. They also noted the commitment of the Investment Adviser and its affiliates to maintaining high quality systems. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Fund. In this regard, the Trustees noted that, although the Fund was new (and therefore had no performance data to evaluate), the Investment Adviser had experience managing investment products that employ similar long/short equity strategies. The Trustees also considered composite performance information for investment products employing multi-disciplinary fundamental strategies managed by the Investment Adviser. The Trustees concluded that the Investment Adviser’s management of the Fund likely would benefit the Fund and its shareholders.

GOLDMAN SACHS LONG SHORT FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Costs of Services to be Provided and Profitability

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed information on the proposed management fees and the Fund’s projected total operating expense ratios (both gross and net of expense limitations), and those were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms, as well as the peer group and category medians. The comparisons of the Fund’s fee rates and total operating expense ratios were prepared by a third-party provider of mutual fund data. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees and total expenses expected to be paid by the Fund.

The Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. In addition, the Trustees recognized that there was not yet profitability data to evaluate for the Fund, but considered the Investment Adviser’s representations that (i) such data would be provided after the Fund commenced operations, and (ii) the Fund was not expected to be profitable to the Investment Adviser and its affiliates initially.

The Trustees noted the competitive nature of the fund marketplace, and that many of the Fund’s shareholders would be investing in the Fund in part because of the Fund’s relationship with the Goldman Sachs organization. They also noted that shareholders would be able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Economies of Scale

The Trustees considered the proposed breakpoints in the fee rate payable under the Management Agreement at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Management Fee Annual Rate
First $2 billion	1.60%
Next $3 billion	1.44
Next $3 billion	1.37
Over $8 billion	1.34

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the Fund’s projected asset levels and information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group, as well as the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

GOLDMAN SACHS LONG SHORT FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationship with the Fund, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs.

Conclusion

In connection with their consideration of the Management Agreement for the Fund at the Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee that would be payable by the Fund was reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s anticipated costs and the Fund’s reasonably anticipated asset levels. The Trustees unanimously concluded that the Investment Adviser’s management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved with respect to the Fund.

GOLDMAN SACHS LONG SHORT FUND

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 72	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	128	None
John P. Coblentz, Jr. Age: 73	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	128	None
Diana M. Daniels Age: 65	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Joseph P. LoRusso Age: 57	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 64	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 65	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None
Richard P. Strubel Age: 75	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	128	The Northern Trust Mutual Fund Complex (56 Portfolios) (Chairman of the Board of Trustees)

GOLDMAN SACHS LONG SHORT FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 54	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 52	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	127	None
Alan A. Shuch Age: 65	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2014.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to a waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex includes the Trust and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of December 31, 2014, the Trust consisted of 94 portfolios (88 of which offered shares to the public) and GSVIT consisted of 14 portfolios. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GSTII, GSMLP, GSMER and GSETF. GSTII consisted of six portfolios (one of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 11 portfolios (none of which offered shares to the public). As of December 31, 2014, GSBDC had not offered shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS LONG SHORT FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 52	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 37	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 43	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and

Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.
[1]	Information is provided as of December 31, 2014.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.02 trillion in assets under supervision as of December 31, 2014, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Bond Fund[2]
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund[3]
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund[4]
■	International Tax-Managed Equity Fund[4]
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund[5]
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite6

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Tactical Tilt Implementation Fund

Total Portfolio Solutions6

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

1An	investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on October 1, 2014, the Goldman Sachs Core Plus Fixed Income Fund was renamed the Goldman Sachs Bond Fund.
[3]	Effective at the close of business on March 21, 2014, the Goldman Sachs Credit Strategies Fund was reorganized with and into the Goldman Sachs Long Short Credit Strategies Fund.
[4]	Effective on April 30, 2014, the Goldman Sachs Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds were renamed the Goldman Sachs U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.
[5]	Effective at the close of business on February 28, 2014, the Goldman Sachs Concentrated International Equity Fund was renamed the Goldman Sachs Focused International Equity Fund.
[6]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds.

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
John P. Coblentz, Jr.	Scott M. McHugh, Principal Financial Officer and Treasurer
Diana M. Daniels	Caroline L. Kraus, Secretary
Joseph P. LoRusso
Herbert J. Markley
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin

GOLDMAN, SACHS & CO.	GS INVESTMENT STRATEGIES, LLC
Distributor and Transfer Agent	Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-526-7384; and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of December 31, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2015 Goldman Sachs. All rights reserved. 154842.MF.MED.TMPL/2/2015 LONGSHAR-15/217

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2014	2013	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,563,029	$2,422,346	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$2,340	Other attest services.

Tax Fees:

• PwC	$672,155	$894,195	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2014	2013	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,486,420	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended December 31, 2014 and December 31, 2013 were $672,155 and $896,535 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2013 and December 31, 2012 were approximately $9.8 million and $10 million respectively. The figures for these entities are not yet available for twelve months ended December 31, 2013. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2013 and 2012 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	March 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	March 9, 2015

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	March 9, 2015